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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 16, 2006



                              COMPUWARE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number: 000-20900

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                          MICHIGAN                                                    38-2007430
(State or other jurisdiction of incorporation or organization)            (I.R.S. Employer Identification No.)
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 ONE CAMPUS MARTIUS, DETROIT, MICHIGAN                                48226-5099
(Address of Principal Executive Offices)                              (Zip Code)
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      (Registrant's telephone number, including area code): (313) 227-7300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Compuware Corporation filed a Form 8-K to report an event that occurred on May
16, 2006. The Form 8-K included Exhibit 99.1. Compuware is amending the Form 8-K to correct a typographical error in Exhibit 99.1. The error occurred in the Consolidated Statement of Cash Flows in conjunction with the line item titled "Issuance of Common Stock to ESOP." In the originally filed Form 8-K of May 17, 2006, the amount associated with the aforementioned line item was inadvertently placed in the "2006" column instead of the "2005" column.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

          99.1       Press Release, dated May 16, 2006, as corrected.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  COMPUWARE CORPORATION


Date: May 24, 2006                                By:  /s/ Laura L. Fournier
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                                                       Laura L. Fournier
                                                       Senior Vice President
                                                       Chief Financial Officer

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                               INDEX OF EXHIBITS

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EXHIBIT NO.     DESCRIPTION
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99.1            Press Release, dated May 16, 2006, as corrected.

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